Exhibit 10.3

FORM OF LONG-TERM INCENTIVE AWARDS SUMMARY SCHEDULE
This Long-Term Incentive Awards Summary Schedule (this “Schedule”) provides certain information related to the Non-Qualified Stock Option and Restricted Stock Units you were granted by Comcast Corporation on [________] (the “Date of Grant”). This Schedule is intended to be, and shall at all times be interpreted as, a part of your Comcast Corporation Non-Qualified Option Award document and your Comcast Corporation Restricted Stock Unit Award document.
Non-Qualified Stock Option Award

Optionee:	[__________]
Date of Grant:	[__________]
Common Stock:	Comcast Corporation Class A Common Stock
Per Share Option Price:	$[___]
Shares Subject to Option:	[______]
Vesting Dates /Exercisability of Option:
[____] of the Shares subject to the Option may be exercised following the second anniversary of the Date of Grant.
[____] of the Shares subject to the Option may be exercised following the third anniversary of the Date of Grant.
[____]of the Shares subject to the Option may be exercised following the fourth anniversary of the Date of Grant.
[____] of the Shares subject to the Option may be exercised following the fifth anniversary of the Date of Grant.
[____]of the Shares subject to the Option may be exercised following the sixth anniversary of the Date of Grant.
[____]of the Shares subject to the Option may be exercised following the seventh anniversary of the Date of Grant.
[____]of the Shares subject to the Option may be exercised following the eighth anniversary of the Date of Grant.
[____]of the Shares subject to the Option may be exercised following the ninth anniversary of the Date of Grant.
[____]of the Shares subject to the Option may be exercised following the nine and one-half year anniversary of the Date of Grant.

Option Term:	10 Years, except as otherwise provided in your Comcast Corporation Non-Qualified Option award document.

Restricted Stock Unit Award

Grantee:	[____]
Date of Grant:	[____]
Common Stock:	Comcast Corporation Class A Common Stock
Number of Restricted Stock Units Granted:	[____] at Tier Two Performance Goal ( the “Target Performance Goal”) [____] at Tier Three Performance Goal
[___] RSUs	[____] of the Restricted Stock Units, determined at the Target Performance Goal.
[___] RSUs	[____]of the Restricted Stock Units, determined at the Target Performance Goal.
[___] RSUs	[____] of the Restricted Stock Units, determined at the Target Performance Goal.
[___] RSUs	[____] of the Restricted Stock Units, determined at the Target Performance Goal.
[___] RSUs	[____] of the Restricted Stock Units, determined at the Target Performance Goal.

Vesting Dates and Vesting Percentages of Restricted Stock Units:
The vesting percentage for any year shall be mathematically interpolated for achievement between:
-- the lowest performance level of the Tier One Performance Goal ([___]% year over year increase in Adjusted EBITDA) and the lowest level of achievement of the Tier Two Performance Goal ([___]% year over year increase in Adjusted EBITDA). The interpolation of vesting shall range from [___]% to [___]%;
-- the highest performance level of the Tier Two Performance Goal ([___]% year over year increase in Adjusted EBITDA) and the lowest performance level of the Tier Three Performance Goal ([___]% year over year increase in Adjusted EBITDA) The interpolation of vesting shall range from 100% to 125%.
Fractional results shall be rounded to next lower full Share.
(1) [___] RSUs: On [___]:
[___]%, provided that the Tier One Performance Goal is satisfied;
[___]%, provided that the Tier Two Performance Goal is satisfied;
[___]%, provided that the Tier Three Performance Goal is satisfied.
(2) [___] RSUs: On [___], the greater of the vesting percentage as determined for [___] RSUs, or
[___]%, provided that the Tier One Performance Goal is satisfied;
[___]%, provided that the Tier Two Performance Goal is satisfied;
[___]%, provided that the Tier Three Performance Goal is satisfied.
(3) [___] RSUs
On March [___], the greater of the vesting percentages as determined for [___] RSUs or:
[___]%, provided that the Tier One Performance Goal is satisfied;
[___]%, provided that the Tier Two Performance Goal is satisfied;
[___]%, provided that the Tier Three Performance Goal is satisfied.
(4) [___] RSUs
On [___], the greater of the vesting percentages as determined for [___] RSUs or
[___]%, provided that the Tier One Performance Goal is satisfied;
[___]%, provided that the Tier Two Performance Goal is satisfied;
[___]%, provided that the Tier Three Performance Goal is satisfied.
(5) [___] RSUs
On March [___], the greater of the vesting percentages as determined for [___] RSUs or
[___]%, provided that the Tier One Performance Goal is satisfied;
[___]%, provided that the Tier Two Performance Goal is satisfied;
[___]%, provided that the Tier Three Performance Goal is satisfied.

Notwithstanding anything herein to the contrary, to the extent a Vesting Date for any RSUs has not occurred because of the failure to satisfy an applicable Performance Goal for any year by the applicable Scheduled Vesting Date, such RSUs which have not vested and become nonforfeitable shall immediately and automatically, without any action on the part of the Grantee or the Company, be forfeited by the Grantee and deemed canceled.